CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 11, 2007

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-15658              47-0210602
        (State or other            (Commission File         (IRS employer
jurisdiction of incorporation)          Number)          Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                             80021
Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.

On January 11,2007, Level 3 Communications, Inc. (the "Company") entered into an Exchange Agreement (the "Exchange Agreement") with Southeastern Asset Management, Inc., on behalf of its investment advisory clients, and Legg Mason Opportunity Trust (each an "Investor" and together the "Investors") pursuant to which the Investors agreed to exchange (the "Exchange Transaction") approximately $490 million aggregate principal amount of the Company's 10% Convertible Senior Notes due 2011 (the "Notes") for a total of approximately
160.1 million shares of common stock, par value $0.01 per share ("Common Stock"), of the Company and the payment in cash of accrued and unpaid interest on the Notes to the closing date of the transaction. In addition, if within 90 days following the execution of the Exchange Agreement, the Company acquires any Notes from any person other than the Investors for a premium valued in excess of $295 per $1,000 principal amount of such additional Notes, the Company will issue to the Investors additional shares of the Company's Common Stock in the amount of the value of such excess premium.

Closing is subject to customary conditions. Closing is expected to occur on January 18, 2007. The Exchange Agreement contains customary representations, warranties and covenants for a transaction of this type. The shares of the Company's Common Stock to be issued pursuant to the Exchange Agreement are exempt from registration pursuant to Section 3(a)(9) under the Securities Act of 1933, as amended.

The descriptions of the terms of the Exchange Agreement are qualified in their entirety by reference to the copy of the Exchange Agreement filed as Exhibit
10.1 to this Form 8-K, which is incorporated herein by reference as if set forth in full.

On January 11, 2007, the Company issued a press release announcing the Exchange Transaction and the execution of the Exchange Agreement. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference as if set forth in full.

Item 9.01. Financial Statements and Exhibits

    (a)   Financial Statements of Business Acquired None

    (b)   Pro Forma Financial Information None

    (c)   Shell Company Transactions None

    (d)   Exhibits

10.1 Exchange Agreement, dated as of January 11, 2007, among Level 3 Communications, Inc., Southeastern Asset Management, Inc., on behalf of its investment advisory clients, and Legg Mason Opportunity Trust, a series of Legg Mason Investment Trust, Inc.

99.1 Press Release dated January 11, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Level 3 Communications, Inc.

                                     By:     /s/ Neil J. Eckstein
                                     Neil J. Eckstein, Senior Vice President

Date:  January 17, 2007